Exhibit 10.3

Schedule

Following is the Amendment to the

Restricted Stock Agreement for Christopher J. Kearney.

Amendments were also executed by each of the executives listed in the chart below. Each Amendment is identical to the following Amendment in all respects other than the parties thereto. Pursuant to Instruction 2 to Item 601 of Regulation S-K, only the Agreement with Mr. Kearney is being filed, together with the following schedule setting forth the names of the parties to the other Agreements.

Robert B. Foreman

Thomas J. Riordan

Patrick O’Leary

Don L. Canterna

David A. Kowalski

Kevin L. Lilly (Mr. Kearney signed on behalf of the Company)

Amendment to Restricted Stock Agreement

Regarding Performance Measurement Periods

This shall constitute an amendment to the Restricted Stock Agreement —  2006 Award dated January 3, 2006 (the “Agreement”) between Christopher J. Kearney (the “Executive”) and SPX Corporation (“SPX”) pursuant to Section 9.2 of the SPX Corporation 2002 Stock Compensation Plan, and shall be effective as the date set forth below.

WHEREAS, the Agreement specifies performance measurement periods upon which vesting of each of the three tranches of the grant in connection with the 2006 Award is determined; and

WHEREAS, the performance measurement periods as specified in the Agreement do not fully incorporate the cumulative vesting opportunity previously approved by the Compensation Committee of the Board of Directors;

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

Section 4 specifies the following measurement dates and periods:

Measurement Date	Measurement Period

Tranche 1:
December 31, 2006	January 1, 2006 through December 31, 2006
December 31, 2007	January 1, 2006 through December 31, 2007
December 31, 2008	January 1, 2006 through December 31, 2008

Tranche 2:
December 31, 2007	January 1, 2007 through December 31, 2007
December 31, 2008	January 1, 2007 through December 31, 2008

Tranche 3:
December 31, 2008	January 1, 2008 through December 31, 2008

Those measurement dates and periods are superseded and replaced in their entirety with the following:

Measurement Date	Measurement Period

Tranche 1:
December 31, 2006	January 1, 2006 through December 31, 2006
December 31, 2007	January 1, 2006 through December 31, 2007
December 31, 2008	January 1, 2006 through December 31, 2008

Tranche 2:
December 31, 2007	January 1, 2007 through December 31, 2007
December 31, 2007	January 1, 2006 through December 31, 2007
December 31, 2008	January 1, 2006 through December 31, 2008

Tranche 3:
December 31, 2008	January 1, 2008 through December 31, 2008
December 31, 2008	January 1, 2006 through December 31, 2008

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

EXECUTIVE ACCEPTANCE

SPX CORPORATION

/S/ Christopher J. Kearney	By:	/s/ Kevin L. Lilly
Kevin L. Lilly

	Its:	Vice President, Secretary
and General Counsel

	Date:	February 24, 2006